EXHIBIT 10.1

FOURTH AMENDMENT
Dated as of June 30, 2014
to
TRANSFER AND ADMINISTRATION AGREEMENT
Dated as of August 31, 2012

This FOURTH AMENDMENT (this “Amendment”) dated as of June 30, 2014 is entered into by and among ASHLAND INC., a Kentucky corporation (“Ashland”), CVG CAPITAL III LLC, a Delaware limited liability company (“SPV”), the Originators, Investors, Letter of Credit Issuers, Managing Agents and Administrators party hereto, and THE BANK OF NOVA SCOTIA, as Agent for the Investors.
RECITALS
WHEREAS, the parties hereto have entered into a certain Transfer and Administration Agreement dated as of August 31, 2012 (as amended, supplemented or otherwise modified from time to time, the “TAA”);
WHEREAS, concurrently herewith, the parties to the First Tier Agreement (as defined in the TAA) are entering into that certain First Amendment thereto (the “First Tier Amendment”); and
WHEREAS, the parties hereto wish to amend the TAA as set forth herein;
NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the TAA, the parties hereto agree as follows:
SECTION 1.    Definitions. All capitalized terms not otherwise defined herein are used as defined in the TAA.
SECTION 2.    Amendments to the TAA. The TAA is hereby amended as follows:
2.1. The definition of “Eligible Receivable” set forth in Section 1.1 of the TAA is hereby amended by (i) deleting the word “and” from the end of clause (p) thereof, (ii) replacing the period at the end of clause (q) thereof with “; and”, and (iii) adding the following new clause (r) thereto immediately following clause (q) thereof:
(r)    such Receivable does not meet the criteria set forth in the First Tier Agreement’s definition of “Retained Receivable”.
2.2.    Schedule 1.1 of the TAA is replaced in its entirety with Schedule 1.1 attached hereto.
SECTION 3.    Miscellaneous.
3.1.    First Tier Amendment. The parties hereto acknowledge, consent and agree to the terms of the First Tier Amendment. The parties hereto hereby waive any breach of the TAA by Ashland or the SPV and any Termination Event or Potential Termination Event, in each case, solely to the extent cured as of the date hereof and arising directly from the tradename “Valvoline Oil & Tire” not being listed on Schedule I to the First Tier Agreement prior to the date hereof.

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3.2.    Representations and Warranties. The SPV, Ashland, and each Originator hereby represents and warrants, as to itself, that (i) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist.
3.3.    References to TAA. Upon the effectiveness of this Amendment, each reference in the TAA to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument or agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.
3.4.    Effect on TAA. Except as specifically amended above, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
3.5.    Effectiveness. This Amendment shall become effective as of the date hereof upon Ashland’s and the Agent’s receipt of (i) counterparts hereto duly executed by each of the parties hereto, and (ii) counterparts to the First Tier Amendment duly executed by each of the parties thereto.
3.6.     Costs and Expenses. The SPV hereby agrees to the pay the reasonable costs and expenses of the Agent, including legal fees, in connection with this Amendment within thirty (30) days of receipt of a statement therefor.
3.7.    Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
3.8.    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Investor under the TAA or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
3.9.    Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the internal laws of the State of New York (without reference to the conflicts of law principles thereof other than Section 5-1401 of the New York General Obligations Law).
3.10.    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
3.11.    Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.
3.12.    Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CVG CAPITAL III LLC, as SPV

By:	/s/ Brian D. Menshouse
Name:	Brian D. Menshouse
Title:	President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ashland/CVG III Fourth Amendment
Transfer and Administration Agreement

ASHLAND INC., individually and as Master Servicer

By:	/s/ Eric N. Boni
Name:	Eric N. Boni
Title:	Vice President and Treasurer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ashland/CVG III Fourth Amendment
Transfer and Administration Agreement

LIBERTY STREET FUNDING LLC, as a Conduit Investor and Uncommitted Investor

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ashland/CVG III Fourth Amendment
Transfer and Administration Agreement

GOTHAM FUNDING CORPORATION, as a Conduit Investor and Uncommitted Investor

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ashland/CVG III Fourth Amendment
Transfer and Administration Agreement

THE BANK OF NOVA SCOTIA, as Agent, as a Letter of Credit Issuer, as a Managing Agent, Administrator and Committed Investor for the Scotiabank Investor Group

By:	/s/ Darren Ward
Name:	Darren Ward
Title:	Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ashland/CVG III Fourth Amendment
Transfer and Administration Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Managing Agent and Administrator for the BTMU Investor Group

By:	/s/ Christopher Pohl
Name:	Christopher Pohl
Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Letter of Credit Issuer and Committed Investor for the BTMU Investor Group

By:	/s/ Mark Campbell
Name:	Mark Campbell
Title:	Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ashland/CVG III Fourth Amendment
Transfer and Administration Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Letter of Credit Issuer, Managing Agent, Administrator, Committed Investor for the PNC Investor Group and Assignee

By:	/s/ Robyn Reeher
Name:	Robyn Reeher
Title:	Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ashland/CVG III Fourth Amendment
Transfer and Administration Agreement

SUNTRUST BANK, as a Letter of Credit Issuer, a Committed Investor, the Managing Agent and Administrator for the SunTrust Investor Group

By:	/s/ Emily Shields
Name:	Emily Shields
Title:	First Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ashland/CVG III Fourth Amendment
Transfer and Administration Agreement

HERCULES INCORPORATED, as Originator

By:	/s/ Eric N.Boni
Name:	Eric N. Boni
Title:	Vice President - Finance

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ashland/CVG III Fourth Amendment
Transfer and Administration Agreement

ASHLAND SPECIALTY INGREDIENTS G.P., as Originator

By:	/s/ Lynn P. Freeman
Name:	Lynn P. Freeman
Title:	Vice President / Assistant Secretary and Treasurer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ashland/CVG III Fourth Amendment
Transfer and Administration Agreement

ISP TECHNOLOGIES INC., as Originator

By:	/s/ Lynn P. Freeman
Name:	Lynn P. Freeman
Title:	Vice President / Assistant Secretary and Treasurer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ashland/CVG III Fourth Amendment
Transfer and Administration Agreement

ASHLAND ELASTOMERS LLC, as Originator

By:	/s/ Eric N.Boni
Name:	Eric N. Boni
Title:	Vice President - Finance

Ashland/CVG III Fourth Amendment
Transfer and Administration Agreement